Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter and Year Ended December 31, 2017

Investor Contact

Helen M. Wilson

Phone: (441) 299-9283

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable, credit developments among reinsurers, and activities and expenses related to our post-acquisition integration of The Chubb Corporation.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page

I.	Financial Highlights
	- Consolidated Financial Highlights	1-2

II.	Consolidated Results
	- Consolidated Statement of Operations	3
	- P&C Results - Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Line of Business	6
	- Consolidated Results by Segment	7-10

III.	Global P&C Results
	- Global P&C Underwriting Results - Consecutive Quarters	11

IV.	Segment Results
	- North America Commercial P&C Insurance	12
	- North America Personal P&C Insurance	13
	- North America Agricultural Insurance	14
	- Overseas General Insurance	15-16
	- Global Reinsurance	17
	- Life Insurance	18
	- Corporate	19

V.	Balance Sheet Details
	- Loss Reserve Rollforward	20
	- Reinsurance Recoverable Analysis	21
	- Investment Portfolio	22-25
	- Net Realized and Unrealized Gains (Losses)	26-27
	- Debt and Capital	28
	- Computation of Basic and Diluted Earnings Per Share	29
	- Book Value and Book Value per Common Share	30

VI.	Other Disclosures
	- Non-GAAP Financial Measures	31-37
	- Glossary	38

Note: The results herein are presented on an as-reported basis unless otherwise indicated.

Effective Q4 2017, in consideration of the SEC guidance on non-GAAP financial measures, the company relabeled operating income, operating return on equity (ROE) and operating effective tax rate to “core operating income”, “core operating ROE”, and “core operating effective tax rate,” respectively. This is a change in terminology only and the method of calculation and definition of these measures is consistent with prior periods.

Chubb Limited

Consolidated Financial Highlights - Quarter

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

					Constant $
			% Change		% Change
	Three months ended December 31		4Q-17 vs.	Constant $	4Q-17 vs.
	2017	2016	4Q-16	2016	4Q-16
Gross premiums written	$8,960	$8,837	1.4%	$8,927	0.4%
Net premiums written	$7,051	$6,938	1.6%	$7,014	0.5%
P&C net premiums written	$6,496	$6,389	1.7%	$6,461	0.5%
Global P&C net premiums written	$6,370	$6,349	0.3%	$6,421	-0.8%
Net premiums earned	$7,218	$7,059	2.3%	$7,140	1.1%
Net investment income	$797	$744	7.2%	$748	6.5%
Adjusted net investment income	$873	$845	3.5%	$849	2.9%
Core operating income	$1,489	$1,283	16.2%	$1,298	14.8%
Net income	$1,533	$1,610	-4.8%
Operating cash flow	$1,092	$1,455
P&C combined ratio
Loss and loss expense ratio	61.4%	57.0%
Underwriting and administrative expense ratio	29.3%	30.8%

Combined ratio	90.7%	87.8%
P&C combined ratio - ex Cats and PPD
Loss and loss expense ratio - ex Cats and PPD	57.1%	56.4%
Underwriting and administrative expense ratio - ex Cats and PPD	29.3%	31.0%

Combined ratio excluding catastrophe losses (Cats) and PPD	86.4%	87.4%
ROE	12.1%	13.3%
Core operating return on equity (ROE)	12.1%	11.0%
Effective tax rate	-33.1%	13.8%
Core operating effective tax rate (1)	-27.2%	17.6%
Diluted earnings per share
Net income	$3.27	$3.41	-4.1%
Core operating income	$3.17	$2.72	16.5%
Weighted average basic common shares outstanding	465.4	468.3
Weighted average diluted common shares outstanding	469.5	471.6

(1)	Q4 2017 includes a one-time transition benefit of $450 million, or 38.4 percentage points, related to the 2017 U.S. Tax Reform. Excluding the one-time benefit, core operating effective tax rate for the quarter is 11.2%.

Financial Highlights - QTR	Page 1

Chubb Limited

Consolidated Financial Highlights - Full Year

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

					Constant $
			% Change		% Change
	Year ended December 31		2017 vs	Constant $	2017 vs
	2017	2016	2016	2016	2016
Gross premiums written	$36,376	$34,983	4.0%	$35,001	3.9%
Net premiums written	$29,244	$28,145	3.9%	$28,155	3.9%
P&C net premiums written	$27,103	$26,021	4.2%	$26,022	4.2%
Global P&C net premiums written	$25,587	$24,693	3.6%	$24,694	3.6%
Net premiums earned	$29,034	$28,749	1.0%	$28,802	0.8%
Net investment income	$3,125	$2,865	9.1%	$2,861	9.2%
Adjusted net investment income	$3,457	$3,258	6.1%	$3,254	6.3%
Core operating income	$3,784	$4,716	-19.7%	$4,732	-20.0%
Net income	$3,861	$4,135	-6.6%
Operating cash flow	$4,503	$5,292
P&C combined ratio
Loss and loss expense ratio	65.8%	57.8%
Underwriting and administrative expense ratio	28.9%	30.9%

Combined ratio	94.7%	88.7%
P&C combined ratio - ex Cats and PPD
Loss and loss expense ratio - ex Cats and PPD	58.8%	58.1%
Underwriting and administrative expense ratio - ex Cats and PPD	28.8%	30.9%

Combined ratio excluding catastrophe losses (Cats) and PPD	87.6%	89.0%
ROE	7.8%	9.0%
Core operating return on equity (ROE)	7.8%	10.5%
Effective tax rate	-3.7%	16.5%
Core operating effective tax rate (1)	0.9%	17.4%
Diluted earnings per share
Net income	$8.19	$8.87	-7.7%
Core operating income	$8.03	$10.12	-20.7%
Full year diluted earnings per share (2)
Net income		$8.91
Core operating income		$10.14
Book value per common share	$110.32	$103.60	6.5%
Book value per common share excluding foreign currency (3)	$109.22	$103.60	5.4%
Tangible book value per common share	$65.87	$60.64	8.6%
Tangible book value per common share excluding foreign currency (3)	$65.28	$60.64	7.7%
Weighted average basic common shares outstanding	467.1	462.5
Weighted average diluted common shares outstanding	471.2	465.9
Total hybrid & financial debt/capitalization	20.1%	21.8%

(1)	Full year 2017 includes a one-time transition benefit of $450 million, or 11.8 percentage points, related to the 2017 U.S. Tax Reform. Excluding the one-time benefit, core operating effective tax rate for the year is 12.7%.
(2)	Full year 2016 diluted earnings per share includes the combined company results inclusive of the first 14 days of January 2016 and includes the impact of purchase accounting adjustments related to The Chubb Corporation acquisition.
(3)	For 2017, book value per common share and tangible book value per common share exclude the impact of foreign currency movement during the year.

Financial Highlights - FY	Page 2

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations

							Full Year	Full Year
		4Q-17	3Q-17	2Q-17	1Q-17	4Q-16	2017	2016
	Gross premiums written	$8,960	$9,710	$9,305	$8,401	$8,837	$36,376	$34,983
	Net premiums written	7,051	7,902	7,581	6,710	6,938	29,244	28,145
	Net premiums earned	7,218	7,807	7,237	6,772	7,059	29,034	28,749
(1)	Adjusted losses and loss expenses	4,272	6,252	4,148	3,789	3,884	18,461	16,080
	Realized (gains) losses on crop derivatives	—	5	2	—	6	7	5
	Pension curtailment benefit	—	—	—	—	(23)	—	(23)

	Losses and loss expenses	4,272	6,247	4,146	3,789	3,855	18,454	16,052
	Policy benefits	176	169	163	168	161	676	588
	Policy acquisition costs	1,447	1,488	1,449	1,397	1,417	5,781	5,904
(2)	Adjusted administrative expenses	737	714	706	676	798	2,833	3,171
	Pension curtailment benefit	—	—	—	—	(90)	—	(90)

	Administrative expenses	737	714	706	676	708	2,833	3,081
(3)	Adjusted net investment income	873	893	855	836	845	3,457	3,258
	Amortization expense of fair value adjustment on acquired invested assets	(76)	(80)	(85)	(91)	(101)	(332)	(393)

	Net investment income	797	813	770	745	744	3,125	2,865
(4)	Adjusted realized gains (losses)	—	(5)	103	(7)	371	91	(140)
	Realized gains (losses) on crop derivatives	—	(5)	(2)	—	(6)	(7)	(5)

	Net realized gains (losses)	—	(10)	101	(7)	365	84	(145)
(5)	Adjusted interest expense	168	162	160	166	167	656	646
	Interest expense related to pre-acquisition debt	—	—	—	—	—	—	7
	Amortization benefit of fair value adjustment on acquired long term debt	(12)	(12)	(13)	(12)	(13)	(49)	(48)

	Interest expense	156	150	147	154	154	607	605
	Gains (losses) from fair value changes in separate account assets	27	24	16	30	(11)	97	11
	Net realized gains (losses) related to unconsolidated entities	122	89	143	52	162	406	227
	Other income (expense) - operating	(82)	5	(14)	(12)	(21)	(103)	(16)

	Other income (expense)	67	118	145	70	130	400	222
	Amortization expense of purchased intangibles	66	65	65	64	3	260	19
	Chubb integration expenses	77	50	72	111	131	310	492
	Income tax expense (benefit)	(382)	(85)	200	128	259	(139)	815

	Net income (loss)	$1,533	$(70)	$1,305	$1,093	$1,610	$3,861	$4,135

(1)	Adjusted losses and loss expenses used throughout this report exclude a portion of the one-time pension curtailment benefit, recorded in Corporate, and include realized gains and losses on crop derivatives.
(2)	Adjusted administrative expenses used throughout this report exclude a portion of the one-time pension curtailment benefit.
(3)	Adjusted net investment income used throughout this report excludes amortization of the fair value adjustment on acquired invested assets.
(4)	Adjusted realized gains and losses used throughout this report excludes realized gains and losses on crop derivatives.
(5)	Adjusted interest expense used throughout this report excludes interest expense related to pre-acquisition debt and amortization benefit of the fair value adjustment on acquired long term debt.

Statement of Operations	Page 3

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

						Full Year	Full Year
	4Q-17	3Q-17	2Q-17	1Q-17	4Q-16	2017	2016
P&C Underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$8,374	$9,142	$8,748	$7,851	$8,260	$34,115	$32,741
Net premiums written	6,496	7,363	7,058	6,186	6,389	27,103	26,021
Net premiums earned	6,665	7,280	6,722	6,266	6,525	26,933	26,694
Adjusted losses and loss expenses	4,089	6,071	3,966	3,596	3,719	17,722	15,417
Policy acquisition costs (excluding amortization of acquired UPR intangible)	1,293	1,356	1,319	1,283	1,150	5,251	3,836
Amortization of acquired UPR intangible - Chubb Corp	—	—	—	—	144	—	1,559
Adjusted administrative expenses	660	637	629	604	717	2,530	2,864

P&C Underwriting income (loss)	$623	$(784)	$808	$783	$795	$1,430	$3,018

P&C Underwriting income - As If							$3,248
% Change versus prior year period
Net premiums written	1.7%	4.6%	-0.8%	12.9%	76.1%	4.2%	65.6%
Net premiums written excluding merger-related actions (1)	3.7%	3.9%	2.0%	17.9%	79.2%	6.3%	67.9%
Net premiums earned	2.2%	1.5%	-2.5%	2.7%	76.3%	0.9%	74.8%
Net premiums written constant $	0.5%	4.6%	-0.2%	13.4%	77.1%	4.2%	69.1%
Net premiums earned constant $	1.0%	1.3%	-2.0%	2.8%	77.1%	0.7%	78.2%
P&C combined ratio
Loss and loss expense ratio	61.4%	83.4%	59.0%	57.4%	57.0%	65.8%	57.8%
Policy acquisition cost ratio	19.4%	18.6%	19.6%	20.5%	19.8%	19.5%	20.2%
Administrative expense ratio	9.9%	8.8%	9.4%	9.6%	11.0%	9.4%	10.7%

Combined ratio	90.7%	110.8%	88.0%	87.5%	87.8%	94.7%	88.7%

Combined ratio excluding catastrophe losses and PPD	86.4%	88.5%	87.5%	88.0%	87.4%	87.6%	89.0%
P&C combined ratio - As If
Loss and loss expense ratio - As If							57.7%
Policy acquisition cost ratio - As If							19.5%
Administrative expense ratio - As If							10.8%

Combined ratio - As If							88.0%

Combined ratio excluding catastrophe losses and PPD - As If							88.3%
Other ratios
Net premiums written/gross premiums written	78%	81%	81%	79%	77%	79%	79%
P&C expense ratio	29.3%	27.4%	29.0%	30.1%	30.8%	28.9%	30.9%
P&C expense ratio excluding A&H	27.2%	25.1%	27.1%	28.0%	28.8%	26.8%	29.0%
Catastrophe reinstatement premiums (expenses) collected - pre-tax	$(15)	$22	$—	$—	$1	$7	$7
Catastrophe losses - pre-tax	$432	$1,915	$200	$206	$269	$2,753	$1,067
Favorable prior period development (PPD) - pre-tax	$(158)	$(270)	$(170)	$(231)	$(238)	$(829)	$(1,135)
Loss and loss expense ratio excluding catastrophe losses and PPD	57.1%	61.3%	58.6%	58.1%	56.4%	58.8%	58.1%

(1)	Net premiums written were adversely impacted by merger-related underwriting actions of $73 million in Q4 2017 and $545 million for full year 2017, and by accounting policy alignment of $53 million in Q4 2016 and $126 million for full year 2016. In addition, full year 2016 included a one-time unearned premium reserve (UPR) transfer of $128 million that reduced net premiums written in 2016.

Note: Refer to the Non-GAAP financial measures section for further information on the calculation of the components of combined ratios.

P&C Results	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	December 31	September 30	June 30	March 31	December 31
	2017	2017	2017	2017	2016
Assets
Fixed maturities available for sale, at fair value	$78,939	$83,686	$81,645	$80,806	$80,115
Fixed maturities held to maturity, at amortized cost	14,335	10,160	10,371	10,519	10,644
Equity securities, at fair value	937	910	856	835	814
Short-term investments, at fair value	3,561	2,991	2,651	2,780	3,002
Other investments	4,672	4,677	4,685	4,551	4,519

Total investments	102,444	102,424	100,208	99,491	99,094
Cash	728	1,088	1,297	1,063	985
Securities lending collateral	1,737	1,757	1,545	1,071	1,092
Insurance and reinsurance balances receivable	9,334	9,551	9,662	8,880	8,970
Reinsurance recoverable on losses and loss expenses	15,034	14,799	13,358	13,769	13,577
Deferred policy acquisition costs	4,723	4,691	4,546	4,406	4,314
Value of business acquired	326	339	337	345	355
Prepaid reinsurance premiums	2,529	2,506	2,592	2,549	2,448
Goodwill and other intangible assets	22,054	22,265	22,013	22,061	22,095
Investments in partially-owned insurance companies	662	652	662	666	666
Other assets	7,451	7,506	6,768	6,666	6,190

Total assets	$167,022	$167,578	$162,988	$160,967	$159,786

Liabilities
Unpaid losses and loss expenses	$63,179	$64,153	$60,394	$60,579	$60,540
Unearned premiums	15,216	15,456	15,289	14,857	14,779
Future policy benefits	5,321	5,307	5,190	5,086	5,036
Insurance and reinsurance balances payable	5,868	5,827	5,841	5,797	5,637
Securities lending payable	1,737	1,757	1,546	1,072	1,093
Accounts payable, accrued expenses, and other liabilities	10,953	10,581	10,360	10,477	10,020
Deferred tax liabilities	699	1,139	1,122	967	988
Short-term debt	1,013	1,020	922	300	500
Long-term debt	11,556	11,559	11,667	12,300	12,610
Trust preferred securities	308	308	308	308	308

Total liabilities	115,850	117,107	112,639	111,743	111,511
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	50,629	49,402	49,979	49,224	48,589
Accumulated other comprehensive income (loss) (AOCI)	543	1,069	370	—	(314)

Total shareholders’ equity	51,172	50,471	50,349	49,224	48,275

Total liabilities and shareholders’ equity	$167,022	$167,578	$162,988	$160,967	$159,786

Book value per common share	$110.32	$108.74	$108.19	$105.35	$103.60
% change over prior quarter	1.5%	0.5%	2.7%	1.7%	-0.3%
Tangible book value per common share	$65.87	$65.06	$65.23	$62.52	$60.64
% change over prior quarter	1.2%	-0.3%	4.3%	3.1%	0.6%

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

	4Q-17	4Q-16	% Change 4Q-17 vs. 4Q-16	C$ % Change ex Merger Actions (1) 4Q-17 vs. 4Q-16	Full Year 2017	Full Year 2016	% Change 2017 vs 2016	C$ % Change ex Merger Actions (1) 2017 vs 2016
Net premiums written
Commercial multiple peril (2)	$218	$219	-0.5%	-0.9%	$879	$815	7.9%	8.2%
Commercial casualty	915	930	-1.6%	-0.6%	3,638	3,433	6.0%	8.5%
Workers’ compensation	531	539	-1.5%	1.9%	2,067	2,006	3.0%	7.1%
Professional liability	934	993	-5.9%	-5.2%	3,491	3,544	-1.5%	0.1%
Surety	166	143	16.1%	15.3%	627	584	7.4%	8.1%
Property and other short-tail lines	892	921	-3.1%	-2.8%	3,866	3,856	0.3%	3.2%
International other casualty	291	267	9.0%	9.8%	1,092	1,038	5.2%	9.8%

Total Commercial P&C (1)	3,947	4,012	-1.6%	-0.7%	15,660	15,276	2.5%	5.1%
Agriculture	126	40	214.3%	214.3%	1,516	1,328	14.2%	14.2%
Personal automobile - North America	197	178	10.7%	9.4%	775	698	11.0%	10.7%
Personal automobile - International	219	175	25.1%	22.7%	788	674	16.9%	18.6%
Personal homeowners	803	772	4.0%	3.6%	3,302	3,053	8.2%	7.6%
Personal other	361	351	2.8%	5.4%	1,441	1,399	3.0%	9.3%

Total Personal lines (1)	1,580	1,476	7.0%	7.1%	6,306	5,824	8.3%	9.6%
Total Property and Casualty lines	5,653	5,528	2.3%	3.0%	23,482	22,428	4.7%	6.8%
Global A&H lines (1) (3)	1,023	1,015	0.8%	2.1%	4,056	3,970	2.2%	3.3%
Reinsurance lines (1)	105	114	-8.2%	-9.3%	685	676	1.4%	3.7%
Life (1)	270	281	-3.9%	-2.8%	1,021	1,071	-4.7%	-1.8%

Total consolidated	$7,051	$6,938	1.6%	2.4%	$29,244	$28,145	3.9%	5.9%

(1)	Q4 2017 and full year 2017 include the adverse impact of merger-related underwriting actions, respectively, as follows: Commercial P&C $33 million and $266 million; Personal lines $12 million and $209 million; Global A&H lines $28 million and $60 million; Reinsurance lines $nil and $10 million; and Life $4 million and $37 million. Q4 2016 and full year 2016 also include the adverse impact of accounting policy alignment as follows: Commercial P&C $39 million and $105 million, Personal lines $9 million and $15 million, and Global A&H lines $5 million and $6 million. In addition full year 2016 included a one-time unearned premium reserve (UPR) transfer of $128 million that reduced net premiums written in the prior year.
(2)	Commercial multiple peril represents retail package business (property and general liability).
(3)	For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included within the Global A&H lines above.

Line of Business	Page 6

Chubb Limited

Consolidated Results - Three months ended December 31, 2017

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q4 2017	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$2,993	$1,100	$126	$2,172	$105	$—	$6,496	$555	$7,051
Net premiums earned	3,035	1,103	252	2,113	162	—	6,665	553	7,218
Adjusted losses and loss expenses	1,911	887	60	965	126	140	4,089	183	4,272
Policy benefits	—	—	—	—	—	—	—	176	176
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(27)	(27)
Policy acquisition costs	453	226	6	568	40	—	1,293	154	1,447
Administrative expenses	253	72	(4)	248	11	80	660	77	737

Underwriting income (loss)	418	(82)	190	332	(15)	(220)	623	(10)	613
Adjusted net investment income	496	58	7	150	66	13	790	83	873
Other income (expense) - operating (1) (2)	(5)	(1)	(1)	(10)	(1)	(61)	(79)	(3)	(82)
Amortization expense of purchased intangibles	—	(4)	(7)	(12)	—	(43)	(66)	—	(66)

Segment income (loss)	$909	$(29)	$189	$460	$50	$(311)	$1,268	$70	$1,338

Adjusted interest expense						(168)			(168)
2017 tax reform transition benefit						450			450
Income tax expense ex 2017 tax reform transition benefit						(131)			(131)

Core operating income (loss)						(160)			1,489
Chubb integration expenses, net of $20 million tax benefit						(57)			(57)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $23 million tax benefit (3)						(41)			(41)
Adjusted net realized gains (losses), net of $20 million tax benefit (4)						142			142

Net income (loss)						$(116)			$1,533

Combined ratio	86.2%	107.5%	24.4%	84.3%	110.2%		90.7%
Combined ratio excluding catastrophe losses and PPD	87.3%	80.5%	40.0%	90.3%	81.4%		86.4%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Corporate includes a $50 million contribution to the Chubb Charitable Foundation.
(3)	Related to the acquisition of The Chubb Corporation.
(4)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2017	Page 7

Chubb Limited

Consolidated Results - Full Year 2017

(in millions of U.S. dollars, except ratios)

(Unaudited)

Full Year 2017	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$12,028	$4,533	$1,516	$8,341	$685	$—	$27,103	$2,141	$29,244
Net premiums earned	12,191	4,399	1,508	8,131	704	—	26,933	2,101	29,034
Adjusted losses and loss expenses	8,287	3,265	1,043	4,281	561	285	17,722	739	18,461
Policy benefits	—	—	—	—	—	—	—	676	676
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(97)	(97)
Policy acquisition costs	1,873	899	81	2,221	177	—	5,251	530	5,781
Administrative expenses	981	264	(8)	982	44	267	2,530	303	2,833

Underwriting income (loss)	1,050	(29)	392	647	(78)	(552)	1,430	(50)	1,380
Adjusted net investment income	1,961	226	25	610	273	49	3,144	313	3,457
Other income (expense) - operating (1) (2)	(1)	(4)	(2)	4	1	(88)	(90)	(13)	(103)
Amortization expense of purchased intangibles	—	(16)	(29)	(45)	—	(168)	(258)	(2)	(260)

Segment income (loss)	$3,010	$177	$386	$1,216	$196	$(759)	$4,226	$248	$4,474

Adjusted interest expense						(656)			(656)
2017 tax reform transition benefit						450			450
Income tax expense ex 2017 tax reform transition benefit						(484)			(484)

Core operating income (loss)						(1,449)			3,784
Chubb integration expenses, net of $93 million tax benefit						(217)			(217)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $85 million tax benefit (3)						(198)			(198)
Adjusted net realized gains (losses), net of $5 million tax (4)						492			492

Net income (loss)						$(1,372)			$3,861

Combined ratio	91.4%	100.7%	74.0%	92.0%	111.2%		94.7%
Combined ratio excluding catastrophe losses and PPD	87.5%	78.9%	81.5%	91.0%	79.2%		87.6%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Corporate includes a $50 million contribution to the Chubb Charitable Foundation.
(3)	Related to the acquisition of The Chubb Corporation.
(4)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - FY 2017	Page 8

Chubb Limited

Consolidated Results - Three months ended December 31, 2016

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q4 2016	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,083	$1,040	$40	$2,112	$114	$—	$6,389	$549	$6,938
Net premiums earned	3,087	1,074	147	2,050	167	—	6,525	534	7,059
Adjusted losses and loss expenses	1,858	642	(38)	1,052	100	105	3,719	165	3,884
Policy benefits	—	—	—	—	—	—	—	161	161
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	11	11
Policy acquisition costs (excluding amortization of acquired UPR intangible)	396	174	6	529	45	—	1,150	123	1,273
Amortization of acquired UPR intangible - Chubb Corp	78	45	—	21	—	—	144	—	144
Adjusted administrative expenses	285	88	(5)	256	12	81	717	81	798

Underwriting income (loss)	470	125	184	192	10	(186)	795	(7)	788
Adjusted net investment income	489	52	5	155	64	4	769	76	845
Other income (expense) - operating (1)	(4)	—	(1)	(5)	1	(4)	(13)	(8)	(21)
Amortization (expense) benefit of purchased intangibles	—	(3)	(7)	(12)	—	20	(2)	(1)	(3)

Segment income (loss)	$955	$174	$181	$330	$75	$(166)	$1,549	$60	$1,609

Adjusted interest expense						(167)			(167)
Pension curtailment benefit						113			113
Income tax expense						(272)			(272)

Core operating income (loss)						(492)			1,283
Chubb integration and related expenses, net of $37 million tax benefit						(94)			(94)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $22 million tax benefit (2)						(66)			(66)
Adjusted net realized gains (losses), net of $46 million tax (3)						487			487

Net income (loss)						$(165)			$1,610

Combined ratio	84.8%	88.3%	-25.4%	90.6%	94.0%		87.8%
Combined ratio excluding catastrophe losses and PPD	88.9%	82.9%	-10.9%	91.2%	78.8%		87.4%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2016	Page 9

Chubb Limited

Consolidated Results - Full Year 2016

(in millions of U.S. dollars, except ratios)

(Unaudited)

Full Year 2016	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$11,740	$4,153	$1,328	$8,124	$676	$—	$26,021	$2,124	$28,145
Net premiums earned	12,217	4,319	1,316	8,132	710	—	26,694	2,055	28,749
Adjusted losses and loss expenses	7,439	2,558	898	4,005	325	192	15,417	663	16,080
Policy benefits	—	—	—	—	—	—	—	588	588
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(11)	(11)
Policy acquisition costs (excluding amortization of acquired UPR intangible)	1,164	474	83	1,928	187	—	3,836	509	4,345
Amortization of acquired UPR intangible - Chubb Corp	859	492	—	208	—	—	1,559	—	1,559
Adjusted administrative expenses	1,125	363	(6)	1,057	52	273	2,864	307	3,171

Underwriting income (loss)	1,630	432	341	934	146	(465)	3,018	(1)	3,017
Adjusted net investment income	1,860	207	20	600	263	25	2,975	283	3,258
Other income (expense) - operating (1)	2	(6)	(1)	11	4	(10)	—	(16)	(16)
Amortization (expense) benefit of purchased intangibles	—	(19)	(29)	(48)	—	80	(16)	(3)	(19)

Segment income (loss)	$3,492	$614	$331	$1,497	$413	$(370)	$5,977	$263	$6,240

Adjusted interest expense						(646)			(646)
Pension curtailment benefit						113			113
Income tax expense						(991)			(991)

Core operating income (loss)						(1,894)			4,716
Chubb integration and related expenses, net of $143 million tax benefit						(356)			(356)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $101 million tax benefit (2)						(244)			(244)
Adjusted net realized gains (losses), net of $68 million tax (3)						19			19

Net income (loss)						$(2,475)			$4,135

Combined ratio	86.7%	90.0%	74.1%	88.5%	79.5%		88.7%
Combined ratio excluding catastrophe losses and PPD	89.4%	81.8%	78.9%	91.5%	78.6%		89.0%

(1)	For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income presentation from Other income (expense).
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - FY 2016	Page 10

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 12), North America Personal P&C Insurance segment (refer to page 13), Overseas General Insurance segment (refer to page 15), Global Reinsurance segment (refer to page 17), and Corporate (refer to page 19). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

	4Q-17	3Q-17	2Q-17	1Q-17	4Q-16	Full Year 2017	Full Year 2016
Global P&C Underwriting income
Gross premiums written	$8,098	$7,839	$8,179	$7,684	$7,994	$31,800	$30,554
Net premiums written	6,370	6,437	6,655	6,125	6,349	25,587	24,693
Net premiums earned	6,413	6,382	6,378	6,252	6,378	25,425	25,378
Adjusted losses and loss expenses	4,029	5,307	3,674	3,669	3,757	16,679	14,519
Policy acquisition costs (excluding amortization of acquired UPR intangible)	1,287	1,307	1,292	1,284	1,144	5,170	3,753
Amortization of acquired UPR intangible - Chubb Corp	—	—	—	—	144	—	1,559
Adjusted administrative expenses	664	638	627	609	722	2,538	2,870

Global P&C Underwriting income (loss)	$433	$(870)	$785	$690	$611	$1,038	$2,677

Global P&C Underwriting income - As If							$2,907
% Change versus prior year period
Net premiums written	0.3%	4.0%	-1.2%	13.1%	82.0%	3.6%	71.8%
Net premiums written constant $ excluding merger-related actions (1)	2.3%	3.3%	1.7%	18.2%	85.2%	5.8%	74.2%
Net premiums earned	0.6%	0.4%	-2.9%	2.9%	84.3%	0.2%	82.6%
Net premiums written constant $	-0.8%	4.0%	-0.6%	13.7%	83.1%	3.6%	75.8%
Net premiums earned constant $	-0.6%	0.3%	-2.3%	3.0%	85.3%	0.0%	86.4%
Combined ratio
Loss and loss expense ratio	62.8%	83.1%	57.6%	58.7%	58.9%	65.6%	57.2%
Policy acquisition cost ratio	20.1%	20.5%	20.3%	20.5%	20.2%	20.3%	20.9%
Administrative expense ratio	10.4%	10.0%	9.8%	9.8%	11.3%	10.0%	11.4%

Combined ratio	93.3%	113.6%	87.7%	89.0%	90.4%	95.9%	89.5%

Combined ratio excluding catastrophe losses and PPD	88.2%	88.2%	87.4%	88.2%	89.7%	88.0%	89.5%
Combined ratio - As If
Loss and loss expense ratio - As If							57.2%
Policy acquisition cost ratio - As If							20.1%
Administrative expense ratio - As If							11.4%

Combined ratio - As If							88.7%

Combined ratio excluding catastrophe losses and PPD - As If							88.8%
Other ratios
Net premiums written/gross premiums written	79%	82%	81%	80%	79%	80%	81%
Expense ratio	30.5%	30.5%	30.1%	30.3%	31.5%	30.3%	32.3%
Expense ratio excluding A&H	28.4%	28.3%	28.2%	28.1%	29.5%	28.3%	30.4%
Catastrophe reinstatement premiums (expenses) collected - pre-tax	$(15)	$22	$—	$—	$1	$7	$7
Catastrophe losses - pre-tax	$432	$1,910	$192	$201	$267	$2,735	$1,048
Favorable prior period development (PPD) - pre-tax	$(122)	$(266)	$(170)	$(152)	$(218)	$(710)	$(1,063)
Loss and loss expense ratio excluding catastrophe losses and PPD	57.9%	58.0%	57.3%	57.9%	58.2%	57.8%	57.4%

(1)	Net premiums written were adversely impacted by merger-related underwriting actions of $73 million in Q4 2017 and $545 million for full year 2017, and by accounting policy alignment of $53 million in Q4 2016 and $126 million for full year 2016. In addition, full year 2016 included a one-time unearned premium reserve (UPR) transfer of $128 million that reduced net premiums written in 2016.

Global P&C	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	4Q-17	3Q-17	2Q-17	1Q-17	4Q-16	Full Year 2017	Full Year 2016
Gross premiums written	$4,095	$3,922	$4,078	$3,665	$4,109	$15,760	$14,986
Net premiums written	2,993	3,089	3,204	2,742	3,083	12,028	11,740
Net premiums earned	3,035	3,016	3,099	3,041	3,087	12,191	12,217
Losses and loss expenses	1,911	2,580	1,936	1,860	1,858	8,287	7,439
Policy acquisition costs (excluding amortization of acquired UPR intangible)	453	469	464	487	396	1,873	1,164
Amortization of acquired UPR intangible - Chubb Corp	—	—	—	—	78	—	859
Administrative expenses	253	256	241	231	285	981	1,125

Underwriting income (loss)	418	(289)	458	463	470	1,050	1,630
Net investment income	496	497	490	478	489	1,961	1,860
Other income (expense) - operating	(5)	4	4	(4)	(4)	(1)	2

Segment income	$909	$212	$952	$937	$955	$3,010	$3,492

Underwriting income - As If							$1,773
Combined ratio
Loss and loss expense ratio	63.0%	85.5%	62.5%	61.2%	60.2%	68.0%	60.9%
Policy acquisition cost ratio	14.9%	15.5%	15.0%	16.0%	15.3%	15.4%	16.6%
Administrative expense ratio	8.3%	8.6%	7.7%	7.6%	9.3%	8.0%	9.2%

Combined ratio	86.2%	109.6%	85.2%	84.8%	84.8%	91.4%	86.7%

Combined ratio excluding catastrophe losses and PPD	87.3%	88.7%	86.1%	87.9%	88.9%	87.5%	89.4%
Combined ratio - As If
Loss and loss expense ratio - As If							60.9%
Policy acquisition cost ratio - As If							15.5%
Administrative expense ratio - As If							9.3%

Combined ratio - As If							85.7%

Combined ratio excluding catastrophe losses and PPD - As If							88.4%
Catastrophe reinstatement premiums expensed - pre-tax	$(1)	$(3)	$—	$—	$—	$(4)	$—
Catastrophe losses - pre-tax	$167	$868	$102	$83	$117	$1,220	$448
Favorable prior period development (PPD) - pre-tax (1)	$(200)	$(236)	$(131)	$(179)	$(245)	$(746)	$(778)
Loss and loss expense ratio excluding catastrophe losses and PPD	64.1%	65.2%	63.4%	64.4%	64.4%	64.3%	63.7%
% Change versus prior year period
Net premiums written	-2.9%	-0.6%	-1.3%	19.1%	97.9%	2.5%	105.4%
Net premiums written excluding merger-related actions (2)	-1.2%	1.2%	1.3%	22.8%	100.5%	4.8%	107.3%
Net premiums earned	-1.7%	-2.3%	-1.6%	5.0%	116.6%	-0.2%	116.9%
Other ratios
Net premiums written/gross premiums written	73%	79%	79%	75%	75%	76%	78%
Production by Size
Net Premiums Written
Major Accounts & Specialty (3)	$1,774	$1,792	$1,959	$1,568	$1,880	$7,093	$7,149
Commercial (3)	1,219	1,297	1,245	1,174	1,203	4,935	4,591

Total	$2,993	$3,089	$3,204	$2,742	$3,083	$12,028	$11,740

(1)	For full year 2017, favorable prior period development is net of $42 million of unfavorable net earned premium adjustments, $6 million of unfavorable expense adjustments, and $9 million of unfavorable reinstatement premium adjustments.
(2)	Q4 2017 and full year 2017 include the adverse impact of merger-related underwriting actions, respectively, as follows: Major Accounts & Specialty $45 million and $212 million; Commercial $8 million and $66 million.
(3)	Major Accounts & Specialty: principally large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

	4Q-17	3Q-17	2Q-17	1Q-17	4Q-16	Full Year 2017	Full Year 2016
Gross premiums written	$1,260	$1,338	$1,409	$1,145	$1,228	$5,152	$4,894
Net premiums written	1,100	1,194	1,255	984	1,040	4,533	4,153
Net premiums earned	1,103	1,117	1,093	1,086	1,074	4,399	4,319
Losses and loss expenses	887	1,062	683	633	642	3,265	2,558
Policy acquisition costs (excluding amortization of acquired UPR intangible)	226	226	230	217	174	899	474
Amortization of acquired UPR intangible - Chubb Corp	—	—	—	—	45	—	492
Administrative expenses	72	61	66	65	88	264	363

Underwriting income (loss)	(82)	(232)	114	171	125	(29)	432
Net investment income	58	57	56	55	52	226	207
Other expense - operating	(1)	(1)	(1)	(1)	—	(4)	(6)
Amortization expense of purchased intangibles	(4)	(4)	(5)	(3)	(3)	(16)	(19)

Segment income (loss)	$(29)	$(180)	$164	$222	$174	$177	$614

Underwriting income - As If							$548
Combined ratio
Loss and loss expense ratio	80.4%	95.1%	62.4%	58.3%	59.7%	74.2%	59.2%
Policy acquisition cost ratio	20.5%	20.2%	21.1%	20.0%	20.4%	20.4%	22.4%
Administrative expense ratio	6.6%	5.5%	6.1%	5.9%	8.2%	6.1%	8.4%

Combined ratio	107.5%	120.8%	89.6%	84.2%	88.3%	100.7%	90.0%

Combined ratio excluding catastrophe losses and PPD	80.5%	77.5%	79.3%	78.3%	82.9%	78.9%	81.8%
Combined ratio - As If
Loss and loss expense ratio - As If							58.9%
Policy acquisition cost ratio - As If							20.2%
Administrative expense ratio - As If							8.5%

Combined ratio - As If							87.6%

Combined ratio excluding catastrophe losses and PPD - As If							79.6%
Catastrophe reinstatement premiums expensed - pre-tax	$(19)	$(3)	$—	$—	$—	$(22)	$—
Catastrophe losses - pre-tax	$278	$448	$77	$68	$51	$871	$326
Unfavorable (favorable) prior period development (PPD) - pre-tax	$3	$32	$37	$(3)	$7	$69	$27
Loss and loss expense ratio excluding catastrophe losses and PPD	54.0%	51.9%	52.1%	52.4%	54.3%	52.6%	51.0%
% Change versus prior year period
Net premiums written	5.8%	18.0%	2.0%	13.0%	344.7%	9.1%	248.4%
Net premiums written excluding merger-related actions (1)	5.8%	4.8%	8.0%	18.8%	351.3%	8.8%	260.6%
Net premiums earned	2.6%	3.4%	-4.0%	6.0%	311.9%	1.9%	355.5%
Other ratios
Net premiums written/gross premiums written	87%	89%	89%	86%	85%	88%	85%

(1)	Net premiums written were adversely impacted by merger-related underwriting actions of $126 million for full year 2017. In addition, full year 2016 included a one-time unearned premium reserve (UPR) transfer of $128 million that reduced net premiums written in 2016.

NA Personal	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

	4Q-17	3Q-17	2Q-17	1Q-17	4Q-16	Full Year 2017	Full Year 2016
Gross premiums written	$276	$1,303	$569	$167	$266	$2,315	$2,187
Net premiums written	126	926	403	61	40	1,516	1,328
Net premiums earned	252	898	344	14	147	1,508	1,316
Adjusted losses and loss expenses (1)	60	764	292	(73)	(38)	1,043	898
Policy acquisition costs	6	49	27	(1)	6	81	83
Administrative expenses	(4)	(1)	2	(5)	(5)	(8)	(6)

Underwriting income	190	86	23	93	184	392	341
Net investment income	7	6	6	6	5	25	20
Other expense - operating	(1)	—	(1)	—	(1)	(2)	(1)
Amortization expense of purchased intangibles	(7)	(8)	(7)	(7)	(7)	(29)	(29)

Segment income	$189	$84	$21	$92	$181	$386	$331

Combined ratio
Loss and loss expense ratio	23.7%	85.1%	85.2%	NM	-26.0%	69.2%	68.3%
Policy acquisition cost ratio	2.4%	5.4%	7.7%	NM	3.9%	5.4%	6.3%
Administrative expense ratio	-1.7%	-0.1%	0.4%	NM	-3.3%	-0.6%	-0.5%

Combined ratio	24.4%	90.4%	93.3%	NM	-25.4%	74.0%	74.1%

Combined ratio excluding catastrophe losses and PPD	40.0%	90.3%	91.1%	74.6%	-10.9%	81.5%	78.9%
Catastrophe losses - pre-tax	$—	$5	$8	$5	$2	$18	$19
Favorable prior period development (PPD) - pre-tax (2)	$(36)	$(4)	$—	$(79)	$(20)	$(119)	$(72)
Loss and loss expense ratio excluding catastrophe losses and PPD	36.9%	84.9%	83.0%	75.8%	-16.9%	76.2%	72.4%
% Change versus prior year period
Net premiums written	214.3%	9.0%	7.7%	-4.6%	-71.6%	14.2%	-1.3%
Net premiums earned	72.3%	9.6%	5.4%	-41.6%	-39.1%	14.6%	-3.6%
Other ratios
Net premiums written/gross premiums written	46%	71%	71%	37%	15%	66%	61%

(1)	Includes realized gains/losses on crop derivatives.
(2)	For Q4 2017, favorable prior period development is net of $5 million unfavorable net earned premium adjustments and $7 million of favorable profit-sharing commissions. For full year 2017, favorable prior period development is net of $66 million of unfavorable net earned premium adjustments and $11 million of favorable profit-sharing commissions.

NA Agriculture	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	4Q-17	3Q-17	2Q-17	1Q-17	4Q-16	Full Year 2017	Full Year 2016
Gross premiums written	$2,639	$2,377	$2,464	$2,662	$2,542	$10,142	$9,935
Net premiums written	2,172	1,963	2,006	2,200	2,112	8,341	8,124
Net premiums earned	2,113	2,064	2,018	1,936	2,050	8,131	8,132
Losses and loss expenses	965	1,281	964	1,071	1,052	4,281	4,005
Policy acquisition costs (excluding amortization of acquired UPR intangible)	568	569	555	529	529	2,221	1,928
Amortization of acquired UPR intangible - Chubb Corp	—	—	—	—	21	—	208
Administrative expenses	248	246	243	245	256	982	1,057

Underwriting income (loss)	332	(32)	256	91	192	647	934
Net investment income	150	164	148	148	155	610	600
Other income (expense) - operating	(10)	10	3	1	(5)	4	11
Amortization expense of purchased intangibles	(12)	(11)	(11)	(11)	(12)	(45)	(48)

Segment income	$460	$131	$396	$229	$330	$1,216	$1,497

Underwriting income - As If							$908
Combined ratio
Loss and loss expense ratio	45.7%	62.1%	47.8%	55.3%	51.3%	52.6%	49.3%
Policy acquisition cost ratio	26.9%	27.6%	27.5%	27.3%	26.9%	27.3%	26.3%
Administrative expense ratio	11.7%	11.9%	12.0%	12.7%	12.4%	12.1%	12.9%

Combined ratio	84.3%	101.6%	87.3%	95.3%	90.6%	92.0%	88.5%

Combined ratio excluding catastrophe losses and PPD	90.3%	90.6%	91.2%	92.1%	91.2%	91.0%	91.5%
Combined ratio - As If
Loss and loss expense ratio - As If							49.3%
Policy acquisition cost ratio - As If							26.6%
Administrative expense ratio - As If							13.0%

Combined ratio - As If							88.9%

Combined ratio excluding catastrophe losses and PPD - As If							91.9%
Catastrophe reinstatement premiums (expenses) collected - pre-tax	$5	$(9)	$—	$—	$—	$(4)	$—
Catastrophe losses - pre-tax	$(55)	$326	$10	$50	$72	$331	$183
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(68)	$(108)	$(88)	$12	$(85)	$(252)	$(423)
Loss and loss expense ratio excluding catastrophe losses and PPD	51.6%	51.3%	51.6%	52.1%	51.9%	51.7%	52.2%
% Change versus prior year period
Net premiums written	2.8%	1.2%	-1.2%	7.8%	33.2%	2.7%	22.5%
Net premiums written excluding merger-related actions (1)	6.5%	2.7%	0.7%	13.9%	35.7%	5.9%	23.9%
Net premiums earned	3.1%	1.4%	-3.6%	-0.9%	30.2%	0.0%	25.7%
Net premiums written constant $	0.1%	1.2%	0.3%	9.4%	34.7%	2.7%	28.3%
Net premiums earned constant $	0.2%	0.9%	-2.3%	-0.3%	31.4%	-0.4%	31.0%
Other ratios
Net premiums written/gross premiums written	82%	83%	81%	83%	83%	82%	82%

(1)	Net premiums written were adversely impacted by merger-related underwriting actions of $20 million in Q4 2017 and $131 million for full year 2017, and by accounting policy alignment of $53 million in Q4 2016 and $126 million for full year 2016.

Overseas General Insurance	Page 15

Chubb Limited

Segment Results

(in millions of U.S. dollars)

(Unaudited)

Overseas General Insurance - Production by Region

	4Q-17	4Q-16	% Change 4Q-17 vs. 4Q-16	Constant $ 4Q-16 (1)	C$ % Change ex Merger Actions (2) 4Q-17 vs. 4Q-16	Full Year 2017	Full Year 2016	% Change 2017 vs 2016	Constant $ 2016 (1)	C$ % Change ex Merger Actions (2) 2017 vs 2016
Gross premiums written
Europe	$1,081	$1,052	2.8%	$1,093	-0.4%	$4,308	$4,284	0.6%	$4,201	4.1%
Latin America	727	677	7.4%	697	8.8%	2,585	2,468	4.7%	2,536	7.0%
Asia	758	740	2.4%	745	6.8%	2,937	2,852	3.0%	2,867	4.9%
Other (3)	73	73	0.0%	74	-1.4%	312	331	-5.7%	331	-5.7%

Total	$2,639	$2,542	3.8%	$2,609	4.0%	$10,142	$9,935	2.1%	$9,935	4.7%

Net premiums written
Europe	$834	$809	3.1%	$845	-0.4%	$3,281	$3,227	1.7%	$3,162	5.8%
Latin America	589	557	5.7%	572	8.4%	2,108	1,992	5.8%	2,044	9.4%
Asia	665	663	0.3%	667	5.2%	2,596	2,537	2.3%	2,549	4.9%
Other (3)	84	83	1.2%	86	-2.3%	356	368	-3.3%	366	-2.7%

Total	$2,172	$2,112	2.8%	$2,170	3.5%	$8,341	$8,124	2.7%	$8,121	6.0%

(1)	Prior periods on a constant dollar basis.
(2)	Gross premiums written and net premiums written were adversely impacted by merger-related underwriting actions of $20 million each in Q4 2017, and by $124 million and $131 million, respectively, for full year 2017. Additionally, gross premiums written and net premiums written were adversely impacted by accounting policy alignment of $53 million each in Q4 2016, and by $126 million each for full year 2016.
(3)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Ins. - Region	Page 16

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

	4Q-17	3Q-17	2Q-17	1Q-17	4Q-16	Full Year 2017	Full Year 2016
Gross premiums written	$104	$202	$228	$212	$115	$746	$739
Net premiums written	105	191	190	199	114	685	676
Net premiums earned	162	185	168	189	167	704	710
Losses and loss expenses	126	295	46	94	100	561	325
Policy acquisition costs	40	43	43	51	45	177	187
Administrative expenses	11	11	12	10	12	44	52

Underwriting income (loss)	(15)	(164)	67	34	10	(78)	146
Net investment income	66	80	65	62	64	273	263
Other income (expense) - operating	(1)	3	(1)	—	1	1	4

Segment income (loss)	$50	$(81)	$131	$96	$75	$196	$413

Combined ratio
Loss and loss expense ratio	78.9%	158.2%	27.8%	49.6%	59.7%	79.8%	45.7%
Policy acquisition cost ratio	24.4%	23.4%	25.7%	26.8%	26.6%	25.1%	26.3%
Administrative expense ratio	6.9%	5.8%	6.7%	5.7%	7.7%	6.3%	7.5%

Combined ratio	110.2%	187.4%	60.2%	82.1%	94.0%	111.2%	79.5%

Combined ratio excluding catastrophe losses and PPD	81.4%	82.2%	77.0%	77.0%	78.8%	79.2%	78.6%
Catastrophe reinstatement premiums collected - pre-tax	$—	$37	$—	$—	$1	$37	$7
Catastrophe losses - pre-tax	$42	$268	$3	$—	$27	$313	$91
Unfavorable (favorable) prior period development (PPD) - pre-tax (1)	$5	$(41)	$(31)	$8	$—	$(59)	$(78)
Loss and loss expense ratio excluding catastrophe losses and PPD	50.1%	46.5%	44.4%	43.2%	44.2%	46.0%	45.0%
% Change versus prior year period
Net premiums written as reported	-8.2%	47.1%	-17.7%	-0.9%	4.0%	1.4%	-18.4%
Net premiums written excluding merger-related actions (2)	-8.2%	47.1%	-17.7%	4.1%	4.0%	2.9%	-16.5%
Net premiums earned as reported	-3.4%	20.4%	-9.6%	-6.4%	-16.9%	-0.7%	-16.5%
Net premiums written constant $	-9.3%	47.9%	-16.5%	0.2%	6.5%	2.2%	-17.1%
Net premiums earned constant $	-5.1%	20.0%	-8.1%	-5.5%	-15.6%	-0.4%	-15.3%
Other ratios
Net premiums written/gross premiums written	100%	95%	83%	94%	99%	92%	91%

(1)	For full year 2017, favorable prior period development includes $4 million of favorable net earned premium adjustments.
(2)	Net premiums written were adversely impacted by merger-related underwriting actions of $10 million for full year 2017.

Global Reinsurance	Page 17

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

						Full Year	Full Year
	4Q-17	3Q-17	2Q-17	1Q-17	4Q-16	2017	2016
Gross premiums written	$586	$568	$557	$550	$577	$2,261	$2,242
Net premiums written	555	539	523	524	549	2,141	2,124
Net premiums earned	553	527	515	506	534	2,101	2,055
Losses and loss expenses	183	181	182	193	165	739	663
Policy benefits (1)	176	169	163	168	161	676	588
(Gains) losses from fair value changes in separate account assets (1)	(27)	(24)	(16)	(30)	11	(97)	(11)
Policy acquisition costs	154	132	130	114	123	530	509
Administrative expenses	77	77	77	72	81	303	307
Net investment income	83	78	77	75	76	313	283

Life Insurance underwriting income (2) (3)	73	70	56	64	69	263	282
Other expense - operating	(3)	(5)	(4)	(1)	(8)	(13)	(16)
Amortization expense of purchased intangibles	—	(1)	—	(1)	(1)	(2)	(3)

Segment income	$70	$64	$52	$62	$60	$248	$263

% Change versus prior year period
Net premiums written	1.2%	1.1%	-0.7%	1.6%	6.5%	0.8%	6.3%
Net premiums written excluding merger-related underwriting actions (4)	1.9%	2.9%	0.8%	4.7%	6.5%	2.5%	6.3%
Net premiums earned	3.5%	2.8%	0.8%	1.6%	5.7%	2.2%	5.6%
Net premiums written constant $	0.3%	1.1%	-1.0%	0.9%	6.9%	0.3%	8.5%
Net premiums earned constant $	2.3%	2.8%	0.5%	0.7%	6.0%	1.6%	7.8%

(1)	(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense) for purposes of presenting Life Insurance underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.
(3)	Life Insurance underwriting income on an “As If” basis is the same as reported Life Insurance underwriting income shown above.
(4)	Net premiums written were adversely impacted by merger-related actions of $4 million in Q4 2017 and $37 million for full year 2017.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

	4Q-17	Constant $ 4Q-16 (6)	Constant $ % Change 4Q-17 vs. 4Q-16 (6)	Full Year 2017	Constant $ Full Year 2016 (6)	Constant $ % Change 2017 vs. 2016 (6)
International life insurance net premiums written	$224	$225	-0.6%	$824	$845	-2.5%
International life insurance deposits (5)	388	264	47.2%	1,436	1,031	39.4%

Total international life insurance net premiums written and deposits	$612	$489	25.2%	$2,260	$1,876	20.5%

(5)	Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.
(6)	Prior periods on a constant dollar basis.

Life Insurance	Page 18

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

						Full Year	Full Year
	4Q-17	3Q-17	2Q-17	1Q-17	4Q-16	2017	2016
Gross premiums written	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—
Adjusted losses and loss expenses (1)	140	89	45	11	105	285	192
Policy acquisition costs	—	—	—	—	—	—	—
Adjusted administrative expenses (1)	80	64	65	58	81	267	273

Underwriting loss	(220)	(153)	(110)	(69)	(186)	(552)	(465)
Adjusted net investment income	13	11	13	12	4	49	25
Other expense - operating (2)	(61)	(6)	(14)	(7)	(4)	(88)	(10)
Adjusted interest expense (1)	(168)	(162)	(160)	(166)	(167)	(656)	(646)
Amortization (expense) benefit of purchased intangibles (3)	(43)	(41)	(42)	(42)	20	(168)	80
Pension curtailment benefit (1)	—	—	—	—	113	—	113
2017 tax reform transition benefit	450	—	—	—	—	450	—
Income tax (expense) benefit ex 2017 tax reform transition benefit	(131)	61	(223)	(191)	(272)	(484)	(991)

Core operating loss	(160)	(290)	(536)	(463)	(492)	(1,449)	(1,894)
Chubb integration and related expenses, net of tax	(57)	(36)	(50)	(74)	(94)	(217)	(356)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(41)	(50)	(52)	(55)	(66)	(198)	(244)
Adjusted net realized gains (losses), net of tax (4)	142	76	227	47	487	492	19

Net loss	$(116)	$(300)	$(411)	$(545)	$(165)	$(1,372)	$(2,475)

Unfavorable prior period development (PPD) - pre-tax	$138	$87	$43	$10	$105	$278	$189

(1)	See Non-GAAP financial measures.
(2)	Q4 2017 includes a $50 million contribution to the Chubb Charitable Foundation.
(3)	Related to the acquisition of The Chubb Corporation.
(4)	Includes net realized gains (losses) related to unconsolidated entities.

Corporate	Page 19

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2015	$37,303	$10,741	$26,562
Losses and loss expenses incurred	4,663	989	3,674
Losses and loss expenses paid	(4,692)	(1,143)	(3,549)	97%
Acquired reserve (Legacy Chubb)	22,878	1,515	21,363
Other (incl. foreign exch. revaluation)	54	25	29

Balance at March 31, 2016	$60,206	$12,127	$48,079
Losses and loss expenses incurred	5,239	985	4,254
Losses and loss expenses paid	(4,708)	(752)	(3,956)	93%
Other (incl. foreign exch. revaluation)	82	36	46

Balance at June 30, 2016	$60,819	$12,396	$48,423
Losses and loss expenses incurred	5,335	1,066	4,269
Losses and loss expenses paid	(4,612)	(782)	(3,830)	90%
Other (incl. foreign exch. revaluation)	(195)	(4)	(191)

Balance at September 30, 2016	$61,347	$12,676	$48,671
Losses and loss expenses incurred	4,960	1,105	3,855
Losses and loss expenses paid	(5,425)	(1,045)	(4,380)	114%
Other (incl. foreign exch. revaluation)	(342)	(28)	(314)

Balance at December 31, 2016	$60,540	$12,708	$47,832
Losses and loss expenses incurred	4,752	963	3,789
Losses and loss expenses paid	(4,830)	(923)	(3,907)	103%
Other (incl. foreign exch. revaluation)	117	63	54

Balance at March 31, 2017	$60,579	$12,811	$47,768
Losses and loss expenses incurred	5,016	870	4,146
Losses and loss expenses paid	(5,356)	(1,234)	(4,122)	99%
Other (incl. foreign exch. revaluation)	155	38	117

Balance at June 30, 2017	$60,394	$12,485	$47,909
Losses and loss expenses incurred	8,410	2,163	6,247
Losses and loss expenses paid	(5,207)	(909)	(4,298)	69	% (1)
Other (incl. foreign exch. revaluation)	556	131	425

Balance at September 30, 2017	$64,153	$13,870	$50,283
Losses and loss expenses incurred	5,755	1,483	4,272
Losses and loss expenses paid	(6,419)	(1,298)	(5,121)	120	% (2)
Other (incl. foreign exch. revaluation)	(310)	(41)	(269)

Balance at December 31, 2017	$63,179	$14,014	$49,165
Add net recoverable on paid losses	—	1,020	(1,020)

Balance including net recoverable on paid losses	$63,179	$15,034	$48,145

(1)	The losses and loss expenses incurred increased $2.1 billion in Q3 2017, reflecting the significant catastrophe events in the period and resulting in the 69% net paid to incurred ratio for Q3 2017.
(2)	The 120% net paid to incurred ratio for Q4 2017 reflects the catastrophe loss payments, the seasonality of the crop payments, large losses in the quarter and favorable prior period development. Excluding these items, the paid to incurred ratio is 91%.

Loss Reserve Rollforward	Page 20

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	December 31	September 30	June 30	March 31	December 31
	2017	2017	2017	2017	2016
Reinsurance recoverable on paid losses and loss expenses
Active operations	$808	$760	$690	$793	$686
Brandywine and Other Run-off	286	264	275	256	274

Total	$1,094	$1,024	$965	$1,049	$960

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$12,992	$12,844	$11,536	$11,799	$11,632
Brandywine and Other Run-off	1,269	1,269	1,192	1,255	1,285

Total	$14,261	$14,113	$12,728	$13,054	$12,917

Gross reinsurance recoverable
Active operations	$13,800	$13,604	$12,226	$12,592	$12,318
Brandywine and Other Run-off	1,555	1,533	1,467	1,511	1,559

Total	$15,355	$15,137	$13,693	$14,103	$13,877

Provision for uncollectible reinsurance (1)
Active operations	$(183)	$(195)	$(192)	$(191)	$(159)
Brandywine and Other Run-off	(138)	(143)	(143)	(143)	(141)

Total	$(321)	$(338)	$(335)	$(334)	$(300)

Net reinsurance recoverable
Active operations	$13,617	$13,409	$12,034	$12,401	$12,159
Brandywine and Other Run-off	1,417	1,390	1,324	1,368	1,418

Total	$15,034	$14,799	$13,358	$13,769	$13,577

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.6 billion.

Reinsurance Recoverable	Page 21

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	December 31		September 30		June 30		March 31		December 31
	2017		2017		2017		2017		2016
Market Value
Fixed maturities available for sale (1)	$78,939		$83,686		$81,645		$80,806		$80,115
Fixed maturities held to maturity (1)	14,474		10,365		10,560		10,604		10,670
Short-term investments	3,561		2,991		2,651		2,780		3,002

Total fixed maturities	$96,974		$97,042		$94,856		$94,190		$93,787

Asset Allocation by Market Value
Treasury	$4,049	4%	$3,607	4%	$3,117	3%	$2,843	3%	$2,832	3%
Agency	564	1%	596	1%	632	1%	664	1%	699	1%
Corporate and asset-backed	27,215	28%	27,815	29%	28,064	30%	27,582	30%	26,944	29%
Mortgage-backed	18,032	19%	16,669	17%	15,777	17%	15,500	16%	15,435	16%
Municipal	20,766	21%	21,621	22%	22,263	23%	22,803	24%	22,768	24%
Non-U.S.	22,787	23%	23,743	24%	22,352	23%	22,018	23%	22,107	24%
Short-term investments	3,561	4%	2,991	3%	2,651	3%	2,780	3%	3,002	3%

Total fixed maturities	$96,974	100%	$97,042	100%	$94,856	100%	$94,190	100%	$93,787	100%

Credit Quality by Market Value
AAA	$15,512	16%	$15,411	16%	$15,411	16%	$15,523	16%	$15,746	17%
AA	37,407	39%	36,947	38%	36,107	38%	35,866	39%	36,235	39%
A	18,369	19%	18,427	19%	18,011	19%	17,700	19%	17,519	19%
BBB	12,377	13%	12,862	13%	12,513	13%	12,524	13%	12,237	13%
BB	7,941	8%	7,421	8%	7,151	8%	7,203	8%	6,993	7%
B	5,135	5%	5,694	6%	5,390	6%	5,087	5%	4,814	5%
Other	233	0%	280	0%	273	0%	287	0%	243	0%

Total fixed maturities	$96,974	100%	$97,042	100%	$94,856	100%	$94,190	100%	$93,787	100%

Cost/Amortized Cost
Fixed maturities available for sale	$77,835		$82,254		$80,363		$79,957		$79,536
Fixed maturities held to maturity	14,335		10,160		10,371		10,519		10,644
Short-term investments	3,561		2,991		2,651		2,780		3,002

Subtotal fixed maturities	95,731		95,405		93,385		93,256		93,182
Equity securities	737		723		697		699		706
Other investments	4,417		4,429		4,410		4,271		4,270

Total investment portfolio	$100,885		$100,557		$98,492		$98,226		$98,158

Avg. duration of fixed maturities	4.2 years		4.2 years		4.2 years		4.2 years		4.2 years
Avg. market yield of fixed maturities	2.9%		2.7%		2.7%		2.8%		2.8%
Avg. credit quality	A/Aa		A/Aa		A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (1)	3.5%		3.5%		3.4%		3.4%		3.4%

(1)	During Q4 2017, as part of on-going portfolio management, approximately $4 billion of fixed income securities were transferred from available for sale to held to maturity.
(2)	Calculated using adjusted net investment income.

Investments	Page 22

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Market Value at December 31, 2017
Agency residential mortgage-backed (RMBS)	$—	$14,876	$—	$—	$—	$14,876
Non-agency RMBS	11	10	72	16	26	135
Commercial mortgage-backed	2,858	118	45	—	—	3,021

Total mortgage-backed securities at market value	$2,869	$15,004	$117	$16	$26	$18,032

U.S. Corporate and Asset-backed Fixed Income Portfolios

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Market Value at December 31, 2017
Asset-backed	$749	$65	$15	$16	$845
Banks	—	17	1,806	1,425	3,248
Basic Materials	—	—	101	213	314
Communications	—	163	284	1,278	1,725
Consumer, Cyclical	—	236	512	768	1,516
Consumer, Non-Cyclical	109	527	1,716	1,303	3,655
Diversified Financial Services	7	14	478	217	716
Energy	—	50	76	571	697
Industrial	—	28	775	546	1,349
Utilities	—	22	943	354	1,319
All Others	164	403	954	713	2,234

Total	$1,029	$1,525	$7,660	$7,404	$17,618

		S&P Credit Rating
		Below Investment Grade
		BB	B	CCC	Total
Market Value at December 31, 2017
Asset-backed		$3	$2	$9	$14
Banks		—	—	—	—
Basic Materials		312	111	1	424
Communications		863	742	2	1,607
Consumer, Cyclical		1,180	574	65	1,819
Consumer, Non-Cyclical		850	1,175	35	2,060
Diversified Financial Services		193	116	11	320
Energy		538	216	4	758
Industrial		566	509	20	1,095
Utilities		234	84	3	321
All Others		728	438	13	1,179

Total		$5,467	$3,967	$163	$9,597

Investments 2	Page 23

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

December 31, 2017

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Non-U.S. Government Securities
United Kingdom	$—	$1,387	$—	$—	$—	$1,387
Republic of Korea	—	1,056	—	—	—	1,056
Canada	933	—	—	—	—	933
Federative Republic of Brazil	—	—	—	—	741	741
Province of Ontario	—	9	637	—	—	646
United Mexican States	—	—	424	112	—	536
Province of Quebec	—	507	—	—	—	507
Kingdom of Thailand	—	—	462	—	—	462
Federal Republic of Germany	424	—	—	—	—	424
French Republic	—	326	—	—	—	326
Other Non-U.S. Government Securities	974	1,099	908	543	973	4,497

Total	$2,331	$4,384	$2,431	$655	$1,714	$11,515

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Non-U.S. Corporate Securities
United Kingdom	$136	$86	$600	$911	$246	$1,979
Canada	89	163	373	469	319	1,413
United States (1)	3	26	188	328	415	960
France	10	31	494	262	32	829
Netherlands	76	11	366	196	124	773
Australia	96	146	347	151	18	758
Germany	155	47	117	215	27	561
Switzerland	39	19	123	153	22	356
Japan	—	35	270	10	4	319
China	—	1	254	46	11	312
Other Non-U.S. Corporate Securities	374	353	902	877	506	3,012

Total	$978	$918	$4,034	$3,618	$1,724	$11,272

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 24

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	December 31, 2017	Market Value	Rating
1	Wells Fargo & Co	$579	A
2	JP Morgan Chase & Co	465	A-
3	Anheuser-Busch InBev NV	439	A-
4	Goldman Sachs Group Inc	437	BBB+
5	AT&T Inc	406	BBB+
6	General Electric Co	376	A
7	Verizon Communications Inc	345	BBB+
8	Morgan Stanley	335	BBB+
9	Bank of America Corp	320	A-
10	Citigroup Inc	312	BBB+

Investments 4	Page 25

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended December 31, 2017
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed maturities	$(48)	$20	$(28)	$(276)	$65	$(211)	$(324)	$85	$(239)
Fixed income derivatives	13	1	14	—	—	—	13	1	14
Public equity	6	(4)	2	9	(1)	8	15	(5)	10
Private equity	122	(10)	112	8	2	10	130	(8)	122

Total investment portfolio (1)	93	7	100	(259)	66	(193)	(166)	73	(93)
Mark-to-market from variable annuity reinsurance
derivative transactions, net of applicable hedges (2)	7	—	7	—	—	—	7	—	7
Foreign exchange	26	(5)	21	(430)	19	(411)	(404)	14	(390)
Partially-owned entities (3)	—	—	—	—	—	—	—	—	—
Other (4)	(4)	18	14	102	(24)	78	98	(6)	92
Net gains (losses)	$122	$20	$142	$(587)	$61	$(526)	$(465)	$81	$(384)

(1)	Other-than-temporary impairments for the quarter in realized gains (losses) include $8 million for fixed maturities, $1 million for public equity and $1 million for private equity.
(2)	The quarter includes $92 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(4)	Other unrealized gains (losses) are primarily related to the company’s post-retirement programs.

	Three months ended December 31, 2016
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed maturities	$(7)	$(15)	$(22)	$(2,154)	$641	$(1,513)	$(2,161)	$626	$(1,535)
Fixed income derivatives	52	(18)	34	—	—	—	52	(18)	34
Public equity	5	3	8	—	2	2	5	5	10
Private equity	155	(15)	140	24	—	24	179	(15)	164

Total investment portfolio (5)	205	(45)	160	(2,130)	643	(1,487)	(1,925)	598	(1,327)
Mark-to-market from variable annuity reinsurance
derivative transactions, net of applicable hedges (6)	275	—	275	—	—	—	275	—	275
Foreign exchange	72	1	73	(423)	48	(375)	(351)	49	(302)
Partially-owned entities (7)	—	—	—	(2)	—	(2)	(2)	—	(2)
Other (8)	(19)	(2)	(21)	537	(184)	353	518	(186)	332

Net gains (losses)	$533	$(46)	$487	$(2,018)	$507	$(1,511)	$(1,485)	$461	$(1,024)

(5)	Other-than-temporary impairments for the quarter in realized gains (losses) include $4 million for fixed maturities, $1 million for public equity and $7 million for private equity.
(6)	The quarter includes $48 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(8)	Other unrealized gains (losses) are primarily related to the company’s post-retirement programs.

Net Gains (Losses)	Page 26

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Year ended December 31, 2017
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed maturities	$(31)	$18	$(13)	$537	$(210)	$327	$506	$(192)	$314
Fixed income derivatives	(11)	14	3	—	—	—	(11)	14	3
Public equity	16	(5)	11	88	(26)	62	104	(31)	73
Private equity	401	(52)	349	8	(5)	3	409	(57)	352

Total investment portfolio (1)	375	(25)	350	633	(241)	392	1,008	(266)	742
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	103	—	103	—	—	—	103	—	103
Foreign exchange	36	—	36	471	5	476	507	5	512
Partially-owned entities (3)	(6)	2	(4)	—	—	—	(6)	2	(4)
Other (4)	(11)	18	7	(16)	5	(11)	(27)	23	(4)

Net gains (losses)	$497	$(5)	$492	$1,088	$(231)	$857	$1,585	$(236)	$1,349

(1)	Full year other-than-temporary impairments in realized gains (losses) include $23 million for fixed maturities, $10 million for public equity and $12 million for private equity.
(2)	Full year includes $261 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(4)	Other unrealized gains (losses) are primarily related to the company’s post-retirement programs.

	Year ended December 31, 2016
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed maturities	$(163)	$(17)	$(180)	$83	$108	$191	$(80)	$91	$11
Fixed income derivatives	(33)	(4)	(37)	—	—	—	(33)	(4)	(37)
Public equity	44	(11)	33	52	(8)	44	96	(19)	77
Private equity	228	(24)	204	(49)	—	(49)	179	(24)	155

Total investment portfolio (5)	76	(56)	20	86	100	186	162	44	206
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	(83)	—	(83)	—	—	—	(83)	—	(83)
Foreign exchange	118	(11)	107	(154)	30	(124)	(36)	19	(17)
Partially-owned entities (7)	(5)	1	(4)	(2)	—	(2)	(7)	1	(6)
Other (8)	(19)	(2)	(21)	545	(184)	361	526	(186)	340

Net gains (losses)	$87	$(68)	$19	$475	$(54)	$421	$562	$(122)	$440

(5)	Full year other-than-temporary impairments in realized gains (losses) include $81 million for fixed maturities, $8 million for public equity and $14 million for private equity.
(6)	Full year includes $136 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(7)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(8)	Other unrealized gains (losses) are primarily related to the company’s post-retirement programs.

Net Gains (Losses) 2	Page 27

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

						Legacy ACE
	December 31 2017	September 30 2017	June 30 2017	March 31 2017	December 31 2016	December 31 2015
Financial Debt:
Total short-term debt	$1,013	$1,020	$922	$300	$500	$—
Total long-term debt (1)	11,556	11,559	11,667	12,300	12,610	9,389

Total financial debt	$12,569	$12,579	$12,589	$12,600	$13,110	$9,389
Hybrid debt:
Total trust preferred securities	308	308	308	308	308	307

Total	$12,877	$12,887	$12,897	$12,908	$13,418	$9,696

Capitalization:
Shareholders’ equity	$51,172	$50,471	$50,349	$49,224	$48,275	$29,135
Hybrid debt	308	308	308	308	308	307
Financial debt	12,569	12,579	12,589	12,600	13,110	9,389

Total capitalization	$64,049	$63,358	$63,246	$62,132	$61,693	$38,831

Leverage ratios (based on total capital):
Hybrid debt	0.5%	0.5%	0.5%	0.5%	0.5%	0.8%
Financial debt	19.6%	19.9%	19.9%	20.3%	21.3%	24.2%

Total hybrid & financial debt	20.1%	20.4%	20.4%	20.8%	21.8%	25.0%

Note: As of December 31, 2017, there was $0.3 billion usage of credit facilities on a total commitment of $1.0 billion.

(1)	In connection with our acquisition of The Chubb Corporation, we assumed $3.3 billion par value of Legacy Chubb’s debt, fair valued at $3.8 billion for purchase accounting purposes. This included $1 billion of junior subordinated capital securities.

Debt and Capital	Page 28

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended December 31		Year ended December 31
	2017	2016	2017	2016
Numerator
Core operating income to common shares	$1,489	$1,283	$3,784	$4,716
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(64)	(88)	(283)	(345)
Tax benefit on amortization adjustment	23	22	85	101
Chubb integration and related expenses, pre-tax	(77)	(131)	(310)	(499)
Tax benefit on Chubb integration and related expenses	20	37	93	143
Adjusted net realized gains (losses), pre-tax	122	533	497	87
Tax (expense) benefit on adjusted net realized gains (losses)	20	(46)	(5)	(68)

Net income	$1,533	$1,610	$3,861	$4,135

Rollforward of Common Shares Outstanding
Shares - beginning of period	464,158,519	465,286,110	465,968,716	324,563,441
Share Issuance for Chubb Acquisition	—	—	—	136,950,381
Repurchase of shares	(833,599)	—	(5,866,612)	—
Shares issued, excluding option exercises	158,819	221,688	2,098,446	2,725,945
Issued for option exercises	349,440	460,918	1,632,629	1,728,949

Shares - end of period	463,833,179	465,968,716	463,833,179	465,968,716

Denominator
Weighted average shares outstanding (2)	465,429,008	468,258,439	467,145,716	462,519,789
Effect of other dilutive securities	4,055,746	3,354,791	4,051,185	3,429,610

Adj. wtd. avg. shares outstanding and assumed conversions	469,484,754	471,613,230	471,196,901	465,949,399

Basic earnings per share
Core operating income	$3.20	$2.74	$8.10	$10.20
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.09)	(0.14)	(0.42)	(0.53)
Chubb integration and related expenses, net of tax	(0.12)	(0.20)	(0.47)	(0.77)
Adjusted net realized gains (losses), net of tax	0.30	1.04	1.05	0.04

Net income	$3.29	$3.44	$8.26	$8.94

Diluted earnings per share
Core operating income	$3.17	$2.72	$8.03	$10.12
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.09)	(0.14)	(0.42)	(0.52)
Chubb integration and related expenses, net of tax	(0.12)	(0.20)	(0.46)	(0.76)
Adjusted net realized gains (losses), net of tax	0.31	1.03	1.04	0.03

Net income	$3.27	$3.41	$8.19	$8.87

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 29

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	December 31	September 30	June 30	March 31	December 31
	2017	2017	2017	2017	2016
Shareholders’ equity	$51,172	$50,471	$50,349	$49,224	$48,275
Less: goodwill and other intangible assets, net of tax (1)	20,621	20,274	19,994	20,013	20,019

Numerator for tangible book value per share	$30,551	$30,197	$30,355	$29,211	$28,256

Book value - % change over prior quarter	1.4%	0.2%	2.3%	2.0%	-0.2%
Tangible book value - % change over prior quarter	1.2%	-0.5%	3.9%	3.4%	0.8%
Denominator	463,833,179	464,158,519	465,375,141	467,223,019	465,968,716

Book value per common share	$110.32	$108.74	$108.19	$105.35	$103.60
Tangible book value per common share	$65.87	$65.06	$65.23	$62.52	$60.64
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$50,471	$50,349	$49,224	$48,275	$48,372
Core operating income (loss)	1,489	(60)	1,180	1,175	1,283
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (2)	(41)	(50)	(52)	(55)	(66)
Chubb integration and related expenses, net of tax	(57)	(36)	(50)	(74)	(94)
Adjusted net realized gains (losses), net of tax (3)	142	76	227	47	487
Net unrealized gains (losses) on the investment portfolio	(193)	92	286	207	(1,487)
Repurchase of shares	(123)	(232)	(335)	(140)	—
Dividend declared on common shares	(330)	(331)	(332)	(324)	(324)
Cumulative translation	(411)	658	98	131	(375)
Postretirement benefit liability	78	(51)	(14)	(24)	353
Other (4)	147	56	117	6	126

	$51,172	$50,471	$50,349	$49,224	$48,275

(1)	The December 31, 2017 balance reflects the reduction of the deferred tax liability on our intangible assets of $743 million related to the U.S. Tax Reform, principally offset by foreign exchange and intangible amortization in the quarter.
(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.
(4)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 30

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and core operating income (loss) on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted losses and loss expenses and adjusted administrative expenses are non-GAAP financial measures that exclude the one-time curtailment benefit related to the harmonization of the company’s U.S. pension plans. During the fourth quarter of 2016, the company harmonized and amended several U.S. retirement programs to create a unified retirement savings program which resulted in the one-time pension curtailment benefit. The portion of the benefit related to claims staff is excluded from adjusted losses and loss expenses with the remainder excluded from adjusted administrative expenses. We believe that excluding the impact of the one-time pension curtailment benefit provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by this item. Adjusted losses and loss expenses also includes realized gains and losses on crop derivatives. The crop derivatives are purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified from adjusted net realized gains (losses), also a non-GAAP financial measure.

In presenting our segment income results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting adjusted losses and loss expenses, policy benefits, policy acquisition costs, and adjusted administrative expenses from net premiums earned. We use underwriting results and adjusted operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and adjusted net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio (a non-GAAP financial measure) and P&C combined ratio include policy acquisition costs and adjusted administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on page 34.

P&C combined ratio excluding the impact of catastrophe losses and prior period development (PPD) and the P&C loss and loss expense ratio excluding the impact of catastrophe losses and PPD are non-GAAP financial measures. The loss ratio numerator includes adjusted losses and loss expenses and excludes catastrophe losses and PPD. The combined ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and adjusted administrative expenses. The denominator for both ratios includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net earned premiums when calculating the ratios. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items.

P&C expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our P&C expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated adjusted operating results (including corporate) and exclude the adjusted operating results of the company’s Life Insurance and North America Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment of acquired invested assets. Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment of acquired debt and the interest expense on the $5.3 billion senior notes issued in November 2015 until the closing of the Chubb Corp acquisition on January 14, 2016. We believe that excluding these items are meaningful in order to present the underlying economics of the company’s business.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our segments’ operations as they are heavily influenced by, and fluctuate in part according to market conditions. Other income (expense) – operating and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

Core operating income (loss) is a non-GAAP financial measure that excludes the after-tax impact of adjusted net realized gains (losses), net realized gains (losses) included in other income (expense) related to partially owned entities, Chubb integration and related expenses, and the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. We exclude realized gains and losses because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude Chubb integration and related expenses due to the size and complexity of this acquisition. These integration and related expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration and related expenses facilitates the comparison of our financial results to our historical operating results. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going activities of the individual segments and are therefore excluded from our definition of segment income, as well. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Core operating income (loss) should not be viewed as a substitute for net income (loss) determined in accordance with GAAP.

Core operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses), tax on net realized gains (losses) included in other income (expense) related to partially owned entities, tax on Chubb integration and related expenses, and tax on the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. The denominator excludes these same items, before tax. Core operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Tangible book value per common share is a non-GAAP financial measure and is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. A reconciliation of tangible book value per share is provided on page 30. In addition, we disclose per share measures that exclude the impact of foreign currency fluctuations during 2016 in order to adjust for the distortive effects of fluctuations in exchange rates.

International life insurance net premiums written and deposits collected, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

2016 “As If” company measures presented throughout this section are prepared inclusive of the first 14 days of January 2016 prior to the acquisition close and exclusive of the impact of the unearned premium reserves intangible amortization and the elimination of the historical policy acquisition costs as a result of purchase accounting in order to present the underlying profitability of our insurance business. We believe these non-GAAP measures provide visibility into our results and trends in our business by allowing for a better assessment and comparability to our historical results. These measures are consistent with how management evaluates results.

Net premiums written excluding merger-related actions is a non-GAAP performance measure. Since the acquisition of The Chubb Corporation, we have entered into new reinsurance agreements with third-party reinsurers for the Chubb Corp businesses and have taken other merger-related underwriting actions, including exiting certain types of business that do not meet our underwriting standards or adhere to our risk diversification strategy. We also exclude a merger-related accounting policy alignment adjustment and a one-time unearned premium reserve (UPR) transfer in 2016. We believe that these measures are meaningful to evaluate trends in our underlying business on a comparable basis.

Reconciliation Non-GAAP	Page 31

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating income (loss)

The following table presents the reconciliation of Net income (loss) to Core operating income (loss):

						Full Year	Full Year
	4Q-17	3Q-17	2Q-17	1Q-17	4Q-16	2017	2016
Net income (loss), as reported	$1,533	$(70)	$1,305	$1,093	$1,610	$3,861	$4,135
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(64)	(68)	(72)	(79)	(88)	(283)	(345)
Tax benefit on amortization adjustment	23	18	20	24	22	85	101
Chubb integration and related expenses, pre tax	(77)	(50)	(72)	(111)	(131)	(310)	(499)
Tax benefit on Chubb integration and related expenses	20	14	22	37	37	93	143
Adjusted net realized gains (losses)	—	(5)	103	(7)	371	91	(140)
Net realized gains (losses) related to unconsolidated entities (2)	122	89	143	52	162	406	227
Tax (expense) benefit on adjusted net realized gains (losses)	20	(8)	(19)	2	(46)	(5)	(68)

Core operating income (loss)	$1,489	$(60)	$1,180	$1,175	$1,283	$3,784	$4,716

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

The following table presents the reconciliation of Net income (loss) to P&C and Global P&C Underwriting income (loss):

						Full Year	Full Year
	4Q-17	3Q-17	2Q-17	1Q-17	4Q-16	2017	2016
Net income (loss)	$1,533	$(70)	$1,305	$1,093	$1,610	$3,861	$4,135
Income tax expense (benefit)	(382)	(85)	200	128	259	(139)	815
Net realized (gains) losses related to unconsolidated entities	(122)	(89)	(143)	(52)	(162)	(406)	(227)
Adjusted realized (gains) losses	—	5	(103)	7	(371)	(91)	140
Amortization of fair value adjustment of acquired invested assets and long-term debt	64	68	72	79	88	283	345
Chubb integration and related expenses	77	50	72	111	131	310	499
Adjusted interest expense	168	162	160	166	167	656	646
Pension curtailment benefit	—	—	—	—	(113)	—	(113)

Consolidated segment income	1,338	41	1,563	1,532	1,609	4,474	6,240
Less: Life Insurance segment income	70	64	52	62	60	248	263

P&C segment income (loss)	1,268	(23)	1,511	1,470	1,549	4,226	5,977
Less: amortization expense of purchased intangibles (excluding Life Insurance)	66	64	65	63	2	258	16
Less: other (income) expense - operating (excluding Life Insurance)	79	(10)	10	11	13	90	—
Less: adjusted net investment income (excluding Life Insurance)	(790)	(815)	(778)	(761)	(769)	(3,144)	(2,975)

P&C Underwriting income (loss) (Including Corporate and excluding Life Insurance)	623	(784)	808	783	795	1,430	3,018
Less: Agricultural Insurance Underwriting income	190	86	23	93	184	392	341

Global P&C Underwriting income (loss) (Including Corporate and excluding Agriculture)	$433	$(870)	$785	$690	$611	$1,038	$2,677

Reconciliation Non-GAAP 2	Page 32

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE

Core operating return on equity (ROE) or ROE calculated using core operating income (loss): The ROE numerator includes income adjusted to exclude after-tax adjusted net realized gains (losses), Chubb integration and related expenses, and the amortization of the fair value adjustment of acquired invested assets and long-term debt. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. In addition, for 2016, the denominator was adjusted to account for the weighted-average impact of the $15,527 million issuance of common shares and equity awards related to The Chubb Corp acquisition on January 14, 2016. Core operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

			Full Year	Full Year
	4Q-17	4Q-16	2017	2016
Net income	$1,533	$1,610	$3,861	$4,135
Core operating income	$1,489	$1,283	$3,784	$4,716
Equity - beginning of period, as reported	$50,471	$48,372	$48,275	$29,135
Add: weighted average impact of equity issuance	—	—	—	14,931
Less: unrealized gains (losses) on investments, net of deferred tax	1,643	2,547	1,058	874

Equity - beginning of period, as adjusted	$48,828	$45,825	$47,217	$43,192

Equity - end of period, as reported	$51,172	$48,275	$51,172	$48,275
Less: weighted average impact of equity issuance	—	—	—	596
Less: unrealized gains (losses) on investments, net of deferred tax	1,450	1,058	1,450	1,058

Equity - end of period, as adjusted	$49,722	$47,217	$49,722	$46,621

Weighted average equity, as reported	$50,822	$48,324	$49,724	$45,873
Weighted average equity, as adjusted	$49,275	$46,521	$48,470	$44,907
ROE	12.1%	13.3%	7.8%	9.0%
Core operating ROE	12.1%	11.0%	7.8%	10.5%

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the core operating effective tax rate:

						Full Year	Full Year
	4Q-17	3Q-17	2Q-17	1Q-17	4Q-16	2017	2016
Tax expense (benefit), as reported	$(382)	$(85)	$200	$128	$259	$(139)	$815
Tax benefit on amortization of fair value of acquired invested assets and debt (1)	(23)	(18)	(20)	(24)	(22)	(85)	(101)
Tax benefit on Chubb integration and related expenses	(20)	(14)	(22)	(37)	(37)	(93)	(143)
Tax expense (benefit) on adjusted net realized gains (losses)	(20)	8	19	(2)	46	5	68

Tax expense (benefit), adjusted	$(319)	$(61)	$223	$191	$272	$34	$991

Income (loss) before tax, as reported	$1,151	$(155)	$1,505	$1,221	$1,869	$3,722	$4,950
Less: amortization of fair value of acquired invested assets and debt (1)	(64)	(68)	(72)	(79)	(88)	(283)	(345)
Less: Chubb integration and related expenses	(77)	(50)	(72)	(111)	(131)	(310)	(499)
Less: adjusted realized gains (losses)	—	(5)	103	(7)	371	91	(140)
Less: realized gains (losses) related to unconsolidated entities	122	89	143	52	162	406	227

Core operating income (loss) before tax	$1,170	$(121)	$1,403	$1,366	$1,555	$3,818	$5,707

Effective tax rate	-33.1%	54.7%	13.3%	10.5%	13.8%	-3.7%	16.5%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt (1)	3.7%	8.6%	0.6%	1.0%	0.5%	2.3%	0.8%
Adjustment for tax impact of Chubb integration and related expenses	3.8%	6.6%	0.8%	1.7%	1.0%	2.6%	1.1%
Adjustment for tax impact of adjusted net realized gains (losses)	-1.6%	-19.0%	1.3%	0.8%	2.3%	-0.3%	-1.0%

Core operating effective tax rate	-27.2%	50.9%	16.0%	14.0%	17.6%	0.9%	17.4%

(1)	Related to the acquisition of The Chubb Corporation

Reconciliation Non-GAAP 3	Page 33

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Chubb integration and related expenses, net of tax

Chubb integration and related expenses is a non-GAAP financial measure and includes all internal and external costs directly related to the integration activities of The Chubb Corp acquisition, consisting primarily of personnel-related expenses, including severance and employee retention and relocation; consulting fees; and advisor fees. Chubb integration and related expenses also include interest expense on the $5.3 billion senior notes issued in November 2015. We exclude Chubb integration expenses related to The Chubb Corp acquisition from core operating income (loss) due to the size and complexity of this acquisition. We exclude the pre-acquisition interest expense from core operating income (loss) because the operations for which the debt was issued were not part of our operating activities prior to the completion of the acquisition. Effective with the close of The Chubb Corp acquisition (January 14, 2016), the interest on this debt was considered a cost of our operations and is included within core operating income (loss). These integration and related expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration and related expenses facilitate the comparison of our financial results to our historical operating results. The following table presents the reconciliation of Chubb integration expenses on a GAAP basis to Chubb integration and related expenses.

						Full Year	Full Year
	4Q-17	3Q-17	2Q-17	1Q-17	4Q-16	2017	2016
Chubb integration expenses, net of tax	$57	$36	$50	$74	$94	$217	$352
Add: pre-acquisition interest expense related to $5.3 billion senior notes, net of tax	—	—	—	—	—	—	4

Chubb integration and related expenses, net of tax	57	36	50	74	94	217	356
Tax benefit	20	14	22	37	37	93	143

Chubb integration and related expenses, pre-tax	$77	$50	$72	$111	$131	$310	$499

P&C combined ratio

The following table presents the reconciliation of combined ratio to P&C combined ratio. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations. The P&C combined ratio also excludes the one-time pension curtailment benefit of $113 million recognized in the fourth quarter of 2016. We believe that excluding the impact of the one-time pension curtailment provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by this item.

						Full Year	Full Year
	4Q-17	3Q-17	2Q-17	1Q-17	4Q-16	2017	2016
Combined ratio	90.7%	110.7%	88.0%	87.5%	86.0%	94.7%	88.3%
Less: impact of pension curtailment benefit	0.0%	0.0%	0.0%	0.0%	1.7%	0.0%	0.4%
Add: impact of gains and losses on crop derivatives	0.0%	0.1%	0.0%	0.0%	0.1%	0.0%	0.0%

P&C combined ratio	90.7%	110.8%	88.0%	87.5%	87.8%	94.7%	88.7%

Reconciliation Non-GAAP 4	Page 34

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

The following presents the reconciliation of earnings per share to earnings per share, including the 14 day stub period for full year 2016:

Numerator	Full Year 2016
Core operating income as reported	$4,716
Add: 14-day stub period income
Underwriting income	44
Net investment income	45
Interest expense	(9)
Income tax expense	(20)

Total 14-day stub period income	60

As If core operating income, including 14 day stub period	$4,776

Net income as reported	$4,135
Add: 14-day stub period income from above	60

As If net income, including 14 day stub period	$4,195

Denominator	Full Year 2016
Weighted average shares outstanding and assumed conversions	465,949,399
Impact of shares issued in connection with Chubb Corp acquisition	5,030,548
As If adjusted weighted average shares outstanding	470,979,947
Diluted earnings per share, including 14 day stub period
Core operating income per share	$10.14
Net income per share	$8.91

The following tables present the reconciliation of reported underwriting income (loss) for each segment to underwriting income (loss) on an “As If” basis.

	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Full Year 2016
Underwriting income (loss)	$1,630	$432	$341	$934	$146	$(465)	$3,018	$(1)	$3,017
Add: Pre-acquisition underwriting income (loss) (14 days prior to close)	13	30	—	4	—	(3)	44	—	44
Less: amortization of acquired UPR intangible - Chubb Corp	859	492	—	208	—	—	1,559	—	1,559
Add: elimination of DAC benefit - Chubb Corp	(729)	(406)	—	(238)	—	—	(1,373)	—	(1,373)

Underwriting income (loss) - As If	$1,773	$548	$341	$908	$146	$(468)	$3,248	$(1)	$3,247

References to Core operating income excluding normalized Catastrophe losses (Cats) and one-time tax reform benefit, are prepared excluding any impact of the catastrophe losses above normal level due to the significant size and number of these events in the third quarter of 2017 which could obscure the underlying operating results, as well as excluding the one-time 2017 tax reform transition benefit. We believe that these measures provide a better evaluation of our operating performance and enhances the understanding of the trends in our property and casualty business.

The following table presents the reconciliation of Core operating income and Core operating income w/Normalized Catastrophe losses and excluding one-time tax reform benefit:

Full Year 2017
Core operating income (refer to page 32)	$3,784
Add: Actual catastrophe losses above normal levels	1,455

Core operating income w/Normalized Cats	5,239
Less: 2017 tax reform transition benefit	450

Core operating income w/Normalized Cats and excluding one-time tax reform benefit	$4,789

% decline	-21%

Reconciliation Non-GAAP 5	Page 35

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding the life business and including realized gains and losses on crop derivatives.

The following tables present the calculation of combined ratio, as reported, for each segment to combined ratio, adjusted for catastrophe losses (CATs) and PPD.

Q4 2017		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses	A	$1,911	$887	$60	$965	$126	$140	$4,089
Catastrophe losses		(167)	(278)	—	55	(42)	—	(432)
PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		200	(3)	36	68	(5)	(138)	158
Net earned premium adjustments on PPD - unfavorable (favorable)		—	—	5	—	—	—	5
Expense adjustments - unfavorable (favorable)		—	—	(7)	—	—	—	(7)

PPD - gross of related adjustments - favorable (unfavorable)		200	(3)	34	68	(5)	(138)	156

Loss and loss expense ex CATs and PPD	B	$1,944	$606	$94	$1,088	$79	$2	$3,813

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$706	$298	$2	$816	$51	$80	$1,953
Expense adjustments - favorable (unfavorable)		—	—	7	—	—	—	7

Policy acquisition costs and administrative expenses, adjusted	D	$706	$298	$9	$816	$51	$80	$1,960

Denominator
Net premiums earned	E	$3,035	$1,103	$252	$2,113	$162		$6,665
Reinstatement premiums (collected) expensed on catastrophe losses		1	19	—	(5)	—		15
Net earned premium adjustments on PPD - unfavorable (favorable)		—	—	5	—	—		5

Net premiums earned excluding adjustments	F	$3,036	$1,122	$257	$2,108	$162		$6,685

Combined ratio
Losses and loss expense ratio	A/E	63.0%	80.4%	23.7%	45.7%	78.9%		61.4%
Policy acquisition costs and administrative expense ratio	C/E	23.2%	27.1%	0.7%	38.6%	31.3%		29.3%

Combined ratio		86.2%	107.5%	24.4%	84.3%	110.2%		90.7%

Combined ratio, adjusted for CATs and PPD
Loss and loss expense ratio, adjusted	B/F	64.1%	54.0%	36.9%	51.6%	50.1%		57.1%
Policy acquisition costs and administrative expense ratio, adjusted	D/F	23.2%	26.5%	3.1%	38.7%	31.3%		29.3%

Combined ratio, adjusted for CATs and PPD		87.3%	80.5%	40.0%	90.3%	81.4%		86.4%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 36

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding the life business and including realized gains and losses on crop derivatives.

The following tables present the calculation of combined ratio, as reported, for each segment to combined ratio, adjusted for catastrophe losses (CATs) and PPD.

Full Year 2017		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses	A	$8,287	$3,265	$1,043	$4,281	$561	$285	$17,722
Catastrophe losses		(1,220)	(871)	(18)	(331)	(313)	—	(2,753)
PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		746	(69)	119	252	59	(278)	829
Net earned premium adjustments on PPD - unfavorable (favorable)		42	—	66	—	(4)	—	104
Expense adjustments - unfavorable (favorable)		6	—	(11)	—	—	—	(5)
Reinstatement premiums expensed on PPD		9	—	—	—	—	—	9

PPD - gross of related adjustments - favorable (unfavorable)		803	(69)	174	252	55	(278)	937

Loss and loss expense ex CATs and PPD	B	$7,870	$2,325	$1,199	$4,202	$303	$7	$15,906

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,854	$1,163	$73	$3,203	$221	$267	$7,781
Expense adjustments - favorable (unfavorable)		(6)	—	11	—	—	—	5

Policy acquisition costs and administrative expenses, adjusted	D	$2,848	$1,163	$84	$3,203	$221	$267	$7,786

Denominator
Net premiums earned	E	$12,191	$4,399	$1,508	$8,131	$704		$26,933
Reinstatement premiums (collected) expensed on catastrophe losses		4	22	—	4	(37)		(7)
Net earned premium adjustments on PPD - unfavorable (favorable)		42	—	66	—	(4)		104
Reinstatement premiums expensed on PPD		9	—	—	—	—		9

Net premiums earned excluding adjustments	F	$12,246	$4,421	$1,574	$8,135	$663		$27,039

Combined ratio
Losses and loss expense ratio	A/E	68.0%	74.2%	69.2%	52.6%	79.8%		65.8%
Policy acquisition costs and administrative expense ratio	C/E	23.4%	26.5%	4.8%	39.4%	31.4%		28.9%

Combined ratio		91.4%	100.7%	74.0%	92.0%	111.2%		94.7%

Combined ratio, adjusted for CATs and PPD
Loss and loss expense ratio, adjusted	B/F	64.3%	52.6%	76.2%	51.7%	46.0%		58.8%
Policy acquisition costs and administrative expense ratio, adjusted	D/F	23.2%	26.3%	5.3%	39.3%	33.2%		28.8%

Combined ratio, adjusted for CATs and PPD		87.5%	78.9%	81.5%	91.0%	79.2%		87.6%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 37

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

P&C combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding both the life business and the one-time pension curtailment benefit in Q4 2016 and including realized gains and losses on crop derivatives.

Core operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration and related expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration and related expenses before tax.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

NM: Not meaningful.

Chubb integration and related expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition including the pre-acquisition interest expense on the $5.3 billion senior notes issued in November 2015. The pre-acquisition interest expense is included in core operating income subsequent to January 14th, 2016, the date of the acquisition close. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Glossary	Page 38